EXHIBIT 99.1

September 8, 2003

Securities and Exchange Commission

Mail Stop 11-3

450 5th Street, N.W.

Washington, D.C. 20549

Dear Sirs/Madams:

We have read Item 4 of Coinstar Inc.’s Form 8-K dated September 8, 2003, and have the following comments:

1.	We agree with the statements made in the second and fourth paragraphs.

2.	We have no basis on which to agree or disagree with the statements made in the first and third paragraphs.

/s/ Deloitte & Touche LLP

Seattle, Washington